Smith Barney
                                 ---------------
                                  Intermediate
                              Municipal Fund, Inc.

                               [GRAPHIC OMITTED]

                                                               Annual Report
                                                               December 31, 1998

Smith Barney
Intermediate
Municipal
Fund, Inc.

[PHOTO OMITTED]     [PHOTO OMITTED]

HEATH B.            PETER M.
MCLENDON            COFFEY

Chairman            Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Intermediate Municipal Fund, Inc. ("Fund") for the year ended December 31, 1998. During the past twelve months, the Fund distributed income dividends totaling $0.55 per share. The table below shows the annualized distribution rates based on the Fund's December 31, 1998 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.

               Price               Annualized           Twelve-Month
             Per Share         Distribution Rates*      Total Returns
           --------------      -------------------      -------------
           $10.61 (NAV)               4.98%                 5.50%
           $10.688 (AMEX)             4.94%                 7.05%

The Fund's performance was roughly in-line with average total return of 5.80% for closed-end municipal bond funds based on NAV for the same period, according to Lipper Analytical Services, Inc. (Lipper is a major fund tracking organization.)

Investment Strategy

During the course of the year, we slightly lengthened the Fund's average weighted maturity to 10.1 years. In addition, we significantly raised the credit quality of the portfolio. As of December 31, 1998, approximately 94.4% of the Fund's holdings were rated investment grade and roughly 57% of the Fund's investments were rated triple-A.

As of December 31, 1998, a major portion of the Fund's assets were allocated among the following types of municipal bonds: multi-family housing bonds (13.7%), hospital bonds (13.3%), education bonds (11.9%), escrowed-to-maturity (10.1%) transportation (8.9%) and general obligation bonds (8.7%).

----------
* The annualized distribution rate assumes a current monthly income dividend rate of $0.044 per share for twelve months.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 1

Municipal Bond Market Update

Municipal bond yields remained relatively unchanged during the reporting period as an unusually heavy new issuance volume outpaced the demand for tax-exempt investments. Low inflation, declining interest rates and a healthy U.S. economy helped to fill state and local coffers and encouraged many of these issuers to take advantage of historically low interest rates.

In contrast, U.S. Treasury bond yields fell dramatically over the course of the Fund's fiscal year as many investors sought shelter from troubled overseas markets. More than a year after the Asian crisis first broke, key Asian economies, including Japan, have yet to deliver the necessary reforms to restore investor confidence in the region. Moreover, the sudden collapse of Russia's currency last summer cast a pall over other developing economies as fears of a similar crisis in Brazil began to surface. As a result of this shift in investor sentiment, the yield on long-term U.S. Treasury bonds fell roughly 1% in the past year.

Because foreign investors, who do not benefit from tax-free bonds, were large buyers of U.S. Treasury bonds, the sharp drop in these yields was not followed in the municipal bond market. Under typical market conditions, municipal bonds generally yield approximately 85% of similar-maturity U.S. Treasury securities. However, at the close of the period, long-term municipal bonds yielded as much as 100% of U.S. Treasury bonds. Intermediate-term municipal bonds yielded nearly 93% of similar maturity U.S. Treasury bonds, reflecting the steeper yield curve of municipal bonds. (The yield curve shows the difference in yields between long- and shorter-term bonds.)

In order to help keep the U.S. economy moving, the Federal Reserve Board ("Fed") lowered short-term interest rates by 0.75% in a series of actions over the course of several weeks. Federal Reserve Chairman Alan Greenspan cited a potential credit crunch as major reason for monetary policy change. Growing uncertainties in the world's financial markets caused many creditors to avoid any perception of risk and some companies suddenly encountered difficulty in securing financing. The latest actions taken by the Fed helped calm concerned investors and provided more liquidity in the banking system.

Municipal Bond Market Outlook

We believe that the lack of inflationary pressures and a healthy U.S. economy should continue to provide favorable conditions for municipal bonds. Despite financial troubles in many parts of the world, a number of key U.S. economic indicators continue to point to a growing U.S. economy. In our view, ongoing global weakness and falling commodity prices should help to offset any upward wage pressures. In addition, we believe that as financial markets began to stabilize further, U.S. Treasury security prices should move closer to their


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
historical norm relative to municipal bonds. However, we also expect that the heavy municipal bond issuance volume will likely continue in the coming year to meet the demand for infrastructure improvements.

We remain positive on the prospects for municipal bonds and believe the Fund is well positioned for the coming months.

Thank you for investing in the Smith Barney Intermediate Municipal Fund, Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                        /s/ Peter M. Coffey

Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President

February 3, 1999


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 3

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. The Fund's complete Plan begins on page 24. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data Investor Services Group, Inc. (the "Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by Mutual Management Corp.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT  RATING(a)                SECURITY                                            VALUE
================================================================================================
Education -- 11.9%

$1,700,000 Aa2*   Arizona Education Loan Marketing Corp.,
                    7.000% due 3/1/02(b)(c)                                          $ 1,823,250
 1,805,000 AAA    Bastrop, TX ISD, PSFG, zero coupon due 2/15/18                         690,413
 2,500,000 AAA    Chicago, IL Board of Education, Capital Appreciation,
                    Chicago School Reform, Series A, AMBAC-Insured,
                    zero coupon due 12/1/16                                            1,003,125
   530,000 NR     Idaho Student Loan Fund Refunding Marketing Association Inc.,
                    Student Loan Refunding, 6.400% due 10/1/99,
                    Sinking Fund Average Life 8/15/99                                    533,339
   400,000 Aaa*   Joshua, TX Independent School Board, Capital Appreciation,
                    Series C, PSFG, zero coupon due 2/15/12                              216,500
   290,000 AAA    Massachusetts Education Loan Authority Issue E, Series A,
                    AMBAC-Insured, 6.850% due 1/1/04 (b)                                 309,213
   540,000 A*     Montana Higher Education Student Assistance Corp.,
                    Student Loan Revenue, 7.050% due 6/1/04,
                    Sinking Fund Average Life 3/1/03                                     571,725
 1,000,000 Aaa*   Nebraska, Income Revenue, Junior Subordinate,
                    Series A-6, MBIA-Insured, 6.450% due 6/1/18,
                    Sinking Fund Average Life 8/8/17                                   1,076,250
   500,000 A3*    New England Education Loan Marketing Corp.,
                    Massachusetts Refunding Student Loan Revenue,
                    6.900% due 11/1/09(b)                                                581,875
 1,000,000 Aaa*   Northwest, TX ISD, Capital Appreciation, PSFG,
                    zero coupon due 8/15/13                                              463,750
 1,475,000 AAA    Pennsylvania State Higher Educational Facilities Authority,
                    Health Services Revenue, Allegheny Delaware
                    Valley Obligation, Series A, 5.600% due 11/15/09                   1,489,750
 1,000,000 AAA    Redford Michigan Unified School District,
                    AMBAC-Insured, 5.000% due 5/1/12                                   1,042,500
                  Vermont State Colleges Revenue, Capital Appreciation:
   500,000 A        Zero coupon due 7/1/09                                               300,000
   500,000 A        Zero coupon due 7/1/10                                               282,500
   500,000 A        Zero coupon due 7/1/11                                               265,625
------------------------------------------------------------------------------------------------
                                                                                      10,649,815
------------------------------------------------------------------------------------------------
Electric -- 3.0%
   490,000 AAA    Cleveland, OH Public Power System Revenue,
                    MBIA-Insured, 5.250% due 11/15/15                                    508,988
                  Washington Public Power Supply System Nuclear Power:
 1,000,000 Aa1*     Project #1, 7.750% due 7/1/03                                      1,155,000
 1,000,000 Aa1*     Series A, Project 2, 5.000%, due 7/1/12                            1,015,000
------------------------------------------------------------------------------------------------
                                                                                       2,678,988
------------------------------------------------------------------------------------------------
Escrowed to Maturity (d) -- 10.1%
   945,000 AAA    Houston, TX Airport Systems Revenue, 5.500% due 7/1/12,
                    Sinking Fund Average Life 12/15/06                                   999,338
   175,000 NR     Los Angeles Hollywood, CA Presbyterian Single-Family Mortgage,
                    9.625% due 7/1/13, Sinking Fund Average Life 2/28/08                 237,563
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 5

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT  RATING(a)                SECURITY                                            VALUE
================================================================================================
Escrowed to Maturity (d) -- 10.1% (continued)
$  875,000 AAA    Metropolitan Nashville, TN Airport Authority Revenue,
                    7.500% due 7/1/05, Sinking Fund Average Life 10/14/02            $  973,437
   199,000 AAA    New Jersey State Turnpike Authority Revenue Refunding,
                    10.375% due 1/1/03, Sinking Fund Average Life 8/16/01               228,601
 1,355,000 A-     New York, NY GO, Series D, 7.300% due 2/1/01                        1,453,237
 1,855,000 BBB+   New York State Urban Development Corp. Revenue,
                    7.300% due 4/1/01                                                 1,998,763
   205,000 AAA    Ohio State Water Development Authority Revenue,
                    Armco Steel Corp., 7.875% due 11/1/00,
                    Sinking Fund Average Life 5/2/00                                    214,738
 1,430,000 AAA    Ohio State Water Development Authority Safe Water, Series 2,
                    9.375% due 12/1/10, Sinking Fund Average Life 5/5/05              1,816,100
    80,000 AAA    Salt Lake City, UT Water Conservancy Distribution Revenue,
                    Series A, MBIA-Insured, 10.875% due 10/1/02,
                    Sinking Fund Average Life 5/17/01                                    91,300
 1,000,000 NR     Southwestern Illinios, Development Authority Hospital
                    Revenue, (Wood River Hosipital Project),
                    6.875% due 8/1/03, Sinking Fund Average Life 9/19/01              1,091,250
-----------------------------------------------------------------------------------------------
                                                                                      9,104,327
-----------------------------------------------------------------------------------------------
Finance -- 0.9%
   790,000 A-++    Tulsa, OK Housing Assistance Corp. Multi-Family Revenue,
                    HUD-Insured, 7.250% due 10/1/07
                    Sinking Fund Average Life 7/16/04                                   850,238
-----------------------------------------------------------------------------------------------
General Obligation -- 8.7%
 1,000,000 AAA    Chicago, IL GO, AMBAC-Insured, 6.100% due 1/1/03(c)                 1,078,750
   885,000 AAA    District of Columbia GO, MBIA-Insured, 6.750% due 6/1/01              902,886
                  Harris County, TX GO, Capital Appreciation, MBIA-Insured:
   875,000 AAA      Zero coupon due 8/15/12                                             462,656
 1,250,000 AAA      Zero coupon due 8/15/13                                             621,875
 1,000,000 AA     Harvey, IL GO Refunding, Asset Guaranty-Insured,
                    6.700% due 2/1/09, Sinking Fund Average Life 2/26/08              1,121,250
 1,000,000 AAA    Kenosha, WI GO, Capital Appreciation, Series B,
                    FSA-Insured, zero coupon due 10/15/08                               653,750
   500,000 AAA    Laredo, TX GO, 5.125% due 8/15/13                                     514,375
 1,000,000 AAA    New Haven, CT GO, Series 1992A, 9.250% due 3/1/02,
                    Sinking Fund Average Life 8/30/00                                 1,103,750
   145,000 A-     New York, NY GO, Series D, 7.300% due 2/1/01                          154,969
 1,075,000 AAA    Oneida County, NY GO, FGIC-Insured,
                    5.250% due 3/15/10                                                1,165,031
-----------------------------------------------------------------------------------------------
                                                                                      7,779,292
-----------------------------------------------------------------------------------------------
Government Facilities -- 1.8%
 1,490,000 AAA    Chicago, IL Public Buildings Committee Building Revenue,
                    Series A, MBIA-insured, 5.250% due 12/1/11,
                    Sinking Fund Average Life 6/6/11                                  1,598,025
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT  RATING(a)                SECURITY                                            VALUE
================================================================================================
Hospital -- 13.3%
$1,500,000 BBB    Colorado Health Facilities Authority Revenue,
                    Rocky Mountain Adventist, 6.250% due 2/1/04,
                    Sinking Fund Average Life 10/13/01                               $ 1,586,250
   620,000 A      Defiance, OH Hospital Revenue Refunding, Defiance Hospital,
                    7.625% due 11/1/03, Sinking Fund Average Life 11/16/01(c)            630,137
 1,000,000 A2*    Indiana Health Facilities Authority Hospital Revenue
                    Refunding Bonds, St. Anthony Medical Center,
                    7.000% due 10/1/06, Sinking Fund Average Life 10/17/05             1,080,000
 1,000,000 AAA    Jefferson Parish, LA Hospital Service, District No. 2,
                    Hospital Revenue, FSA-Insured, 5.250% due 7/1/15                   1,030,000
 1,000,000 AAA    Maryland Health & Higher Education Facility Authority Revenue,
                    (Mercy Medical Center Project), FSA-Insured,
                    6.500% due 7/1/13, Sinking Fund Average Life 3/7/11                1,198,750
                  Orange County, FL Health Facilities Authority Hospital
                    Revenue Bonds, Adventist Health Systems/Sunbelt:
 1,180,000 AAA        AMBAC-Insured, 6.875% due 11/15/04,
                        Sinking Fund Average Life 12/01/03                             1,235,189
   500,000 AAA        FSA-Insured, FLAIRS, 6.370% due 11/15/07(f)                        542,500
   500,000 Aa2*   Peninsula Ports Authority, Virginia Health Systems Revenue,
                    (Riverside Health System Project), 5.000% due 7/1/10                 516,250
 1,045,000 BBB+   Rhode Island State Health & Educational Building,
                    Corporation Revenue, Roger Williams Hospital
                    Financing, 5.400% due 7/1/13,
                    Sinking Fund Average Life 1/23/12                                  1,043,693
   255,000 AA     Taos County, NM Gross Receipts Tax Revenue,
                    Asset Guaranty-Insured, 6.125% due 12/1/01,
                    Sinking Fund Average Life 12/25/00                                   265,200
 2,000,000 AAA    Tarrant County, TX Health Facilities Development Corp.,
                    Health System Revenue, Series A, MBIA-Insured,
                    5.750% due 2/15/12                                                 2,227,500
   500,000 AAA    Wisconsin State Health & Educational Facilities,
                    Authority Revenue, Children's Hospital of Wisconsin,
                    AMBAC-Insured, 5.625% due 2/15/16                                    543,125
------------------------------------------------------------------------------------------------
                                                                                      11,898,594
------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 13.7%
   905,000 AA     Beaumont, TX Multi-Family Housing Finance, Regency
                    Place Apartments, Asset Guaranty-Insured,
                    7.000% mandatory tender 10/1/03,
                    Sinking Fund Average Life 7/21/03                                    925,363
   610,000 AAA    Charlotte, NC Mortgage Revenue Refunding, Double Oaks
                    Apartment, Series A, FHA-Insured, 7.300% due 11/15/07,
                    Sinking Fund Average Life 2/24/04                                    674,050
 1,230,000 NR     Connecticut State Housing Finance Authority,
                    Housing Mortgage Finance Program, Sub-series G-2,
                    5.200% due 11/15/15(b)                                             1,243,838

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT  RATING(a)                SECURITY                                            VALUE
================================================================================================
Housing: Multi-Family -- 13.7% (continued)
$  865,000 AAA    Hudson County, NJ Improvement Authority, Multi-Family
                    Housing Revenue Bonds, 6.600% due 6/1/04(b),
                    Sinking Fund Average Life 6/24/02                                $   935,281
 1,770,000 AAA    Maricopa County, AZ Individual Development Authority,
                    Multi-Family Housing Revenue, (National Health
                    Facilities II Project), Series A, FSA-Insured
                    5.500% due 1/1/18, Sinking Fund Average Life 11/10/15              1,878,413
   915,000 A2*    McMinnville, TN Housing Authority Revenue Refunding,
                    First Mortgage, Beersheba Heights, 6.000% due 10/1/09,
                    Sinking Fund Average Life 2/2/05                                     982,480
   470,000 AAA    Missouri State Housing Development Community
                    Mortgage Revenue, Series C, GNMA/FNMA-Collateralized,
                    7.450% due 9/1/27, Sinking Fund Average Life 12/9/22                 535,213
                  Mount Vernon, IL Elderly Housing Corp., First Lien Revenue
                    Bonds, Section 8 Assisted, Series 1979:
   160,000 Ba3*       7.875% due 4/1/01                                                  160,163
   170,000 Ba3*       7.875% due 4/1/02                                                  170,173
   185,000 Ba3*       7.875% due 4/1/03                                                  185,189
   200,000 Ba3*       7.875% due 4/1/04                                                  200,204
   215,000 Ba3*       7.875% due 4/1/05                                                  215,219
   235,000 Ba3*       7.875% due 4/1/06                                                  235,240
   250,000 Ba3*       7.875% due 4/1/07                                                  250,255
   270,000 Ba3*       7.875% due 4/1/08                                                  270,275
   480,000 AAA    Nevada Housing Division, Multi-Unit Housing,
                    (Austin Crest Project), FNMA-Collateralized,
                    5.500% due 10/1/09, Sinking Fund Average Life 2/15/06                493,200
   735,000 AAA    San Jose, CA Multi-Family Housing, (Country Brook Project),
                    FNMA-Collateralized, 6.500% mandatory tender 4/1/02,
                    Sinking Fund Average Life 10/29/00                                   772,668
   870,000 Aa*    Streamwood, IL Multi-Family Housing Revenue,
                    (Southgate Project), FHA-Insured, 6.200% due 11/1/07                 917,850
 1,000,000 AAA    Texas State Department Housing and Community Affairs,
                    Home Mortgage Revenue, Series C-2, GNMA, FNMA &
                    FHLMC-Insured, 5.000% due 7/2/24(f)                                1,277,500
------------------------------------------------------------------------------------------------
                                                                                      12,322,574
------------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.9%
   410,000 AAA    St. Louis County, MO Single-Family Mortgage Revenue,
                    MBIA-Insured, 6.750% due 4/1/10,
                    Sinking Fund average Life 5/20/07                                    410,430
 1,000,000 AA+    Virginia State Housing Development Authority Commonwealth
                    Mortgage, Series H, 6.100% due 7/1/03                              1,057,500
 1,060,000 AA     Wisconsin Housing & Education Development Authority,
                    Home Ownership Revenue, 6.350% due 3/1/01                          1,098,425
------------------------------------------------------------------------------------------------
                                                                                       2,566,355
------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT  RATING(a)                SECURITY                                            VALUE
================================================================================================
Industrial Development -- 4.5%
$1,000,000 A2*    Alaska Individual Development Export Authority, Series A,
                    6.200% due 4/1/07(b)                                             $1,102,500
 1,000,000 A      Kanawha, WV Commercial Development Revenue,
                    (May Department Store Project), 6.500% due 6/1/03                 1,098,750
 1,000,000 NR     Newbern, TN Industrial Development Ltd. Obligation,
                    Newburn Rubber Inc., 7.900% due 3/1/00                            1,040,000
   800,000 NR     Sussex County, DE Economic Development Revenue Refunding
                    Bonds, (Rehoboth Mall Project), Series 1992,
                    7.250% due 10/15/12, Sinking Fund Average Life 5/30/07              761,000
-----------------------------------------------------------------------------------------------
                                                                                      4,002,250
-----------------------------------------------------------------------------------------------
Miscellaneous -- 8.0%
 1,250,000 AA     Bernalillo County, NM Gross Receipts, Tax Revenue,
                    5.125% due 4/1/16                                                 1,292,187
   670,000 AAA    Cibola County, NM Gross Receipts, Tax Revenue,
                    AMBAC-Insured, 5.000%, due 11/1/16                                  670,837
 1,000,000 BBB-   Clarksville, TN Natural Gas Acquisition Corp. Gas Revenue,
                    Series A, 7.500% due 11/1/04, Sinking Fund Average Life 9/7/04    1,048,750
 1,000,000 A      Illinois Development Finance Authority, City East of St. Louis,
                    6.875% due 11/15/05, Sinking Fund Average Life 7/26/03            1,118,750
   800,000 A      South Dakota Economic Development Finance Authority,
                    APA Optics, Series A, 6.750% due 4/1/16,
                    Sinking Fund Average Life 7/7/13(b)                                 893,000
 2,000,000 AAA    Southern Illinois University Revenue Capital
                    Appreciation, Housing & Auxiliary Facilities, MBIA-Insured,
                    zero coupon due 4/1/12                                            1,060,000
 1,000,000 AAA    Turtle Run, FL Community Development, District Revenue,
                    MBIA-Insured, 5.000% due 5/1/11,
                    Sinking Fund Average Life 6/6/09                                  1,060,000
-----------------------------------------------------------------------------------------------
                                                                                      7,143,524
-----------------------------------------------------------------------------------------------
Pollution Control -- 5.1%
 1,000,000 Aa3*   Brazos River, TX Navigation District Brazoria County PCR,
                    6.750% due 2/1/10                                                 1,192,500
 1,200,000 A3*    Erie County, PA Pollution Control (International Paper Company
                    Project), Series A, 5.300% due 4/1/12                             1,248,000
 1,000,000 AAA    Monroe County, MI PCR, (Detroit Edison Co. Project),
                    AMBAC-Insured, 6.350% due 12/1/04(b)                              1,121,250
 1,000,000 A3*    Port Umpqua, OR Pollution Control (International Paper Company
                    Project), 5.200% due 6/1/11                                       1,023,750
-----------------------------------------------------------------------------------------------
                                                                                      4,585,500
-----------------------------------------------------------------------------------------------
Pre-Refunded(d) -- 0.2%
    90,000 AAA Indiana University Revenue, Series 1983N, (Call 7/1/01 @
                    100), 10.000% due 7/1/03, Sinking Fund Average Life
                    12/22/00                                                            100,238
    55,000 AAA    Oklahoma State IDA Oklahoma Health Care Corp., Series A,
                    FGIC-Insured, (Various Call Dates), 9.125% due 11/1/08,
                    Sinking Fund Average Life 5/7/06                                     70,469
-----------------------------------------------------------------------------------------------
                                                                                        170,707
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                 9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT  RATING(a)                SECURITY                                            VALUE
================================================================================================
Public Facilities -- 2.9%
$1,350,000 A      Dekalb County, IN Redevelopment Authority Revenue,
                    Mini-Mill Public Improvement, 6.250% due 1/15/09                 $ 1,478,250
 1,000,000 AA-    La Crosse, WI Resource Recovery Revenue, (Northern States
                    Power Co. Project), 6.000% due 11/1/21(b)                          1,125,000
------------------------------------------------------------------------------------------------
                                                                                       2,603,250
------------------------------------------------------------------------------------------------
Short-Term (e) -- 1.0%
   900,000 NR     Pinellas County, FL Industrial Council, Individual Development
                    Revenue, (Molex-Etc. Inc. Project), 5.000% due 3/1/11                900,000
------------------------------------------------------------------------------------------------
Solid Waste -- 1.9%
 1,655,000 B1*    Atlantic City, NJ Utility Authority Solid Waste Revenue,
                    7.000% due 3/1/02, Sinking Fund Average Life 10/1/00               1,688,100
------------------------------------------------------------------------------------------------
Transportation -- 8.9%
 1,000,000 AAA    Central Puget Sound, WA Regional Transportation Authority,
                    Sales Tax & Motor Revenue, FGIC-Insured, 5.250% due 2/1/15         1,053,750
 1,800,000 AAA    Chicago, IL Midway Airport Revenue, Series C,
                    MBIA-Insured, 5.500% due 1/1/16                                    1,923,750
 2,035,000 AAA    Dallas Fort Worth, TX Regional Airport Revenue
                    Refunding, Series 1992A, FGIC-Insured, 7.750% due 11/1/03          2,378,405
 1,920,000 BBB+   Denver, CO City and County Airport Revenue, Series 1990A,
                    8.250% due 11/15/02(b)                                             2,088,000
   500,000 A-     Pittsfield Township, MI Economic Development Corp.
                    Revenue Refunding, (Airport Association Project),
                    Unconditional Guaranty-Lincoln National,
                    6.400% due 12/1/02                                                   519,375
------------------------------------------------------------------------------------------------
                                                                                       7,963,280
------------------------------------------------------------------------------------------------
Utilities -- 1.2%
 1,735,000 AAA    Palo Duro River Authority, TX Refunding, CGIC-Insured,
                    zero coupon due 8/1/09                                             1,088,713
------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost - $84,551,404**)                                             $89,593,532
================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) are rated by Fitch Investor Services, Inc.

(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(c)   Security segregated by custodian for open purchase commitments.

(d) Bonds are escrowed to maturity by with U.S. Government Securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(e) Variable rate obligation payable at par on demand at any time on no more than seven day notice.

(f) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 11 and 12 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Rating Services ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
      Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Bonds rated "BB" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                11

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch Investor Services, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A -- Bonds rated "A" by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BB -- Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR --  Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC  -- AMBAC Indemnity Corporation
CGIC   -- Capital Guaranty Insurance Company
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
IDA    -- Industrial Development Agency
IDR    -- Industrial Development Revenue
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RIBS   -- Residual Interest Bonds


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $84,551,404)                      $ 89,593,532
   Cash                                                                  77,588
   Receivable for securities sold                                     1,318,920
   Interest receivable                                                1,280,947
-------------------------------------------------------------------------------
   Total Assets                                                      92,270,987
-------------------------------------------------------------------------------
LIABILITIES:

   Payable for securities purchased                                   3,132,344
   Dividends payable                                                    309,533
   Management fees payable                                               43,443
   Accrued expenses                                                      39,560
-------------------------------------------------------------------------------
   Total Liabilities                                                  3,524,880
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 88,746,107
===============================================================================
NET ASSETS:
   Par value of capital shares                                            8,364
   Capital paid in excess of par value                               83,651,965
   Overdistributed net investment income                                 (2,902)
   Accumulated net realized gain on security transactions                46,552
   Net unrealized appreciation of investments                         5,042,128
-------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.61 a share on 8,364,165 shares of $0.001
   par value outstanding; 100,000,000 shares authorized)           $ 88,746,107
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                13

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                         $ 5,208,002
-------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                             532,649
   Shareholder communications                                            44,184
   Shareholder and system servicing fees                                 36,553
   Audit and legal                                                       19,677
   Pricing service fees                                                  14,354
   Registration fees                                                      8,297
   Custody                                                                4,640
   Directors' fees                                                        2,293
   Other                                                                 10,651
-------------------------------------------------------------------------------
   Total Expenses                                                       673,298
-------------------------------------------------------------------------------
Net Investment Income                                                 4,534,704
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED gain (loss) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 and 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)            428,415
     Futures contracts                                                  (29,831)
-------------------------------------------------------------------------------
   Net Realized Gain                                                    398,584
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                5,323,366
     End of year                                                      5,042,128
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                             (281,238)
-------------------------------------------------------------------------------
Net Gain on Investments                                                 117,346
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 4,652,050
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                          1998          1997
===============================================================================
OPERATIONS:
  Net investment income                               $ 4,534,704   $ 4,736,796
  Net realized gain                                       398,584     1,550,169
  Increase (decrease) in net unrealized appreciation     (281,238)      702,230
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations                4,652,050     6,989,195
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                (4,535,128)   (4,742,383)
  In excess of net investment income                           --       (39,390)
  Net realized gains                                     (350,696)     (842,433)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (4,885,824)   (5,624,206)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net asset value of shares issued
    for reinvestment of dividends                         373,399       426,918
-------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                               373,399       426,918
-------------------------------------------------------------------------------
Increase in Net Assets                                    139,625     1,791,907
NET ASSETS:
  Beginning of year                                    88,606,482    86,814,575
-------------------------------------------------------------------------------
  End of year*                                        $88,746,107   $88,606,482
===============================================================================
* Includes overdistributed net investment income of:      $(2,902)      $(2,478)
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                15

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Intermediate Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulation. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. As compensation for its services, the Fund pays MMC a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $36,668,874
--------------------------------------------------------------------------------
Sales                                                                 40,779,919
================================================================================

At December 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $5,109,936
Gross unrealized depreciation                                           (67,808)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $5,042,128
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 1998, there were no open futures contracts.

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998 there were no open purchased call or put options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

At December 31, 1998, the Fund had no open written options contracts.

7. Capital Shares

During the years ended December 31, capital stock transactions were as follows:

                                           1998                   1997
                                    ------------------     ------------------
                                    Shares      Amount     Shares      Amount
================================================================================
Shares issued on reinvestment       35,132     $373,399    40,148     $426,918
================================================================================


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                19

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31:

                                           1998       1997       1996       1995       1994(1)
==============================================================================================
Net Asset Value, Beginning of Year        $10.64     $10.47     $10.66     $ 9.95     $10.81
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                     0.55       0.57       0.58       0.58       0.58
  Net realized and unrealized
  gain (loss)                               0.01       0.28      (0.17)      0.73      (0.84)
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         0.56       0.85       0.41       1.31      (0.26)
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.55)     (0.57)     (0.60)     (0.60)     (0.60)
  In excess of net investment income          --      (0.01)        --         --         --
  Net realized gains                       (0.04)     (0.10)        --         --         --
----------------------------------------------------------------------------------------------
Total Distributions                        (0.59)     (0.68)     (0.60)     (0.60)     (0.60)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $10.61     $10.64     $10.47     $10.66     $ 9.95
----------------------------------------------------------------------------------------------
Total Return, Based on Market Value*        7.05%     13.42%      1.56%     15.93%     (9.34)%
----------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value*     5.50%      8.49%      4.13%     13.72%     (2.33)%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $89        $89        $87        $88        $82
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  0.76%      0.74%      0.77%      0.72%      0.72%
  Net investment income                     5.10       5.42       5.56       5.63       5.64
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       42%        58%        21%        13%        26%
----------------------------------------------------------------------------------------------
Market Price, End of Year                $10.688    $10.563     $9.938    $10.375     $9.500
==============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Smith Barney Intermediate Municipal Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Intermediate Municipal Fund, Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Municipal Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG LLP

New York, New York
February 8, 1999


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                21

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                   AMEX            Net Asset        Dividends     Reinvestment
Period        Closing Price*        Value*            Paid            Price
================================================================================
  1997
January          $10.00            $10.46            $0.048          $10.00
February           9.94             10.49             0.048           10.00
March              9.88             10.36             0.048            9.94
April              9.88             10.39             0.048            9.94
May                9.88             10.45             0.048            9.97
June              10.13             10.48             0.048           10.24
July              10.75             10.66             0.048           10.62
August            10.25             10.52             0.048           10.26
September         10.31             10.61             0.048           10.46
October           10.44             10.62             0.048           10.44
November          10.38             10.63             0.048           10.46
December          10.56             10.64             0.048           10.73
December+         10.56             10.64             0.102           10.64

  1998
January           10.94             10.69             0.048           10.64
February          10.63             10.63             0.048           10.63
March             10.06             10.58             0.048           10.21
April             10.00             10.51             0.045           10.00
May                9.81             10.61             0.045            9.93
June              10.00             10.60             0.045           10.08
July              10.19             10.58             0.045           10.13
August            10.06             10.68             0.045           10.12
September         10.38             10.75             0.045           10.40
October           10.63             10.68             0.045           10.58
November          10.50             10.66             0.045           10.65
December          10.69             10.61             0.045           10.74
December+         10.69             10.61             0.036           10.61
================================================================================

* On the last business day of the month.

+ Capital gain distribution.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 24, 1998, the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Paul Hardin, Roderick C. Rasmussen and John P. Toolan as Directors; and

2. To approve or disapprove the selection of KPMG LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                           Shares      Percentage       Shares      Percentage
                            Voted       of Shares        Voted       of Shares
Directors*                   For          Voted         Against        Voted
================================================================================
Paul Hardin               7,730,916       92.53%        71,662         0.86%
Roderick C. Rasmussen     7,737,287       92.61         65,291         0.78
John P. Toolan            7,737,947       92.62         64,631         0.77
================================================================================

The results of the vote on Proposal 2 were as follows:

    Shares     Percentage     Shares      Percentage                Percentage
     Voted      of Shares      Voted       of Shares     Shares      of Shares
      For         Voted       Against        Voted     Abstaining    Abstained
================================================================================
   7,746,921     92.72%        4,600         0.06%       51,058        0.61%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve: Donald R. Foley and Heath B. McLendon.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 1998:

      o 99.70% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

      o     Total long-term capital gain distributions paid of $110,286.


--------------------------------------------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.                                23

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by "First Data" Investor Services Inc. as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid


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24                                            1998 Annual Report to Shareholders

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Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

in common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by First Data in uncertificated form in the name of the plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by First Data, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to First Data Investor Services Group Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.


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Smith Barney Intermediate Municipal Fund, Inc.                                25

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                                  Smith Barney
                             ----------------------
                                  Intermediate
                              Municipal Fund, Inc.
--------------------------------------------------------------------------------

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is submitted for the general information of the shareholders of Smith Barney Intermediate Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
INTERMEDIATE
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD1067  2/99